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                                                                    EXHIBIT 23.1



                        CONSENT OF KPMG PEAT MARWICK LLP



The Board of Directors
Key Energy Group, Inc.:


We consent to the use of our report incorporated herein by reference.



                                             /s/ KPMG PEAT MARWICK LLP
                                             KPMG PEAT MARWICK LLP



Midland, Texas
February 20, 1998